GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:                 12-Apr-99
Remittance Date:                    15-Apr-99
Month End Date:                     31-Mar-99
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
(a)         Class I A Distribution Amount                                                                             5,721,627.01

(b)         Class I A Distribution Principal                                                                          3,146,913.70
                        Scheduled Payments of Principal                                             586,555.77
                        Partial Prepayments                                                         216,022.45
                        Scheduled Principal Balance Principal Prepayment                          1,794,581.00
                        in Full
                        Scheduled Principal Balance Liquidated Contracts                            549,754.48
                        Scheduled Principal Balance Repurchases                                           0.00

(c)         Class I A Interest Distribution                                                                           2,574,713.31
            Class I A Interest Shortfall                                                                                      0.00

(d)         Class I A Remaining Certificate Balance                                                                 462,513,367.93
            Class II A Remaining Certificate Balance                                                                239,748,122.92

(e)         Class II A Distribution Amount                                                                            2,940,310.72

(f)         Class II A Distribution Principal                                                                         1,794,776.74
                        Scheduled Payments of Principal                                             271,120.10
                        Partial Prepayments                                                          47,180.41
                        Scheduled Principal Balance Principal Prepayment                          1,112,332.71
                        in Full
                        Scheduled Principal Balance Liquidated Contracts                            364,143.52
                        Scheduled Principal Balance Repurchases                                           0.00

(g)         Class II A Interest Distribution                                                                          1,145,533.98
            Class II A Interest Shortfall                                                                                     0.00

(h)         Class I A Pass Through Rate                                                                                  6.635000%
            Class II A Pass Through Rate                                                                                 5.507500%

(i)         Monthly Servicing Fee                                                                                       589,335.98

(j)         Delinquency
                                                                     # of Contracts                          Prin. Balance
                                                                  ---------------------               ---------------------------
                     a)  One Monthly Payment Delinquent                             185                              6,713,133.63
                     b)  Two Monthly Payments                                        15                                643,634.79
                     c)  Three or more Monthly Payments                              12                                472,542.62
                                                                  ---------------------               ---------------------------
                                                                                    212                              7,829,311.04
                                                                  =====================               ===========================

(k)         Repurchased Contracts     Contract Number              Repurchase Price                    Difference Paid by
                                                                                                       Seller
                                                                   --------------------------------------------------------------
                                                                                   0.00                                      0.00
                                                                   ---------------------               --------------------------
                                      Total Repurchases                            0.00                                      0.00
                                                                   =====================               ==========================

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
(l)         Repossessions or
            Foreclosures                                                         Number                       Actual Balance
                                                                  ---------------------               ---------------------------
                                                 EOP Repossessions                   80                           $  2,595,853.59
                                     Plus Repossessions this Month                   71                              2,492,977.36
                                                 Less Liquidations                  -31                              ($919,389.12)
                                                                  ---------------------               ---------------------------
                                                 EOP Repossessions                  120                           $  4,169,441.83
                                                                  =====================               ===========================

(m)         Group I Enhancement Payment                                                                                      0.00
            Group II Enhancement Payment                                                                                     0.00

(n)         Monthly Advance Group I                                                                                          0.00
            Outstanding Amount Advanced Group I                                                                              0.00
            Monthly Advance Group II                                                                                         0.00
            Outstanding Amount Advanced Group II                                                                             0.00

(o)         Group I Deposit to Special Account                                                                               0.00
            Group II Deposit to Special Account                                                                              0.00

(p)         Amount Distributed to Class R Certificateholders                                                           853,150.37

(q)         Net Weighted Average Contract Rate Group I                                                                      9.48%
            Net Weighted Average Contract Rate Group II                                                                     8.28%

(r)         Group I Pool Principal Balance percentage                                                                  96.765369%
            Group II Pool Principal Balance percentage                                                                 95.995700%

(s)         Aggregate Deficiency Amounts                                                                                     0.00
            Servicer Deficiency Amounts received                                                                             0.00

(t)         Net Funds Carryover Amount paid to Class II A Certificateholders                                                 0.00
            Net Funds Carryover Amount remaining                                                                             0.00